Supplement to the
Strategic Advisers® Fidelity® Emerging Markets Fund
July 30, 2025
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information found in the "Management Contract" section.
As of April 30, 2026, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of portfolio manager compensation may be deferred based on criteria established by the Advisor or at the election of the portfolio manager, as applicable.
Fund Name	Portfolio Manager	Role(s)	Compensated on Fund	Benchmark Index(s)	Sub-Portfolio Benchmark Index(s)	Peer Group(s)	Sub-Portfolio Peer Group(s)	Peer Group Compensation Based on Performance of
Strategic Advisers® Fidelity® Emerging Markets Fund	Sean McCarthy	Co- Portfolio Manager	Yes	MSCI Emerging Markets (Net MA)	N/A	Morningstar® Diversified Emerging Markets Category	N/A	N/A
Base salary is determined by level of responsibility and tenure at the Adviser or its affiliates. The bonus includes both objective and subjective components that may be weighted differently on a case by case basis. The components of the bonus compensation are based on (i) the pre-tax investment performance of the fund(s), account(s), or if applicable, lead account(s), measured against a benchmark index and within a defined peer group, as applicable, assigned to each fund or account or, if applicable, lead account(s), and (ii) the investment performance of other funds and accounts in the same asset class. The pre-tax investment performance of the fund(s), account(s), or if applicable, lead account(s) is weighted according to tenure on those fund(s), account(s), or if applicable, lead account(s) and the average asset size of those fund(s), account(s), or if applicable, lead account(s) over the tenure. Each component is calculated separately over the tenure on those fund(s), account(s), or if applicable, lead account(s) over a measurement period that initially is contemporaneous with the tenure, but that eventually encompasses rolling periods of up to five years, for the comparison to benchmarks and/or peer groups. A subjective component of the bonus is based on the overall contribution to management of the Adviser. As applicable, the portion of the bonus that is linked to the investment performance of the fund is based on the fund's or lead account's pre-tax investment performance measured against the index in the table above, and/or the fund's or lead account's pre-tax investment performance (based on the identified class) within the peer group in the table above. As applicable, another portion of the bonus is based on the pre-tax investment performance of the fund's assets the portfolio manager manages measured against the sub-portfolio benchmark index in the table above, and/or the pre-tax investment performance of the fund's assets the portfolio manager manages within the sub-portfolio peer group in the table above. Compensation is also based on equity-based compensation plans linked to increases or decreases in the net asset value of the stock of the Adviser's parent company, a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
The compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. Base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. Portfolio managers may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
The following table provides information relating to other accounts managed by Sean McCarthy as of April 30, 2026:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$38,819	none	$6
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none
* Includes assets of Strategic Advisers® Fidelity® Emerging Markets Fund managed by the portfolio manager ($38,819 (in millions) assets managed).
As of April 30, 2026, the dollar range of shares of Strategic Advisers® Fidelity® Emerging Markets Fund beneficially owned by the portfolio manager was none.

STE-SSTK-0626-105-1.9899412.105	June 5, 2026